UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

 (Address of principal executive offices)

(772) 429-2525

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On August 15, 2023, the Board of Directors (the “Board”) of Twin Vee PowerCats Co., a Delaware corporation (the “Company”), set the record date for its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) as August 18, 2023 and set the meeting date for the Annual Meeting as October 12, 2023. The Company expects to begin delivering and making available the proxy materials for the Annual Meeting on or about September 1, 2023. Because the date of the Annual Meeting has been advanced more than thirty days from the Company’s 2022 Annual Meeting of Stockholders, which was held on November 29, 2022, the Company is filing this Current Report on Form 8-K to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders who intend to present proposals for inclusion in the proxy materials for the Annual Meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) must ensure that such proposals are received by the Company, in writing at 3101 S. US-1, Ft. Pierce, Florida 34982, no later than August 25, 2023, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials, and must furthermore comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to the Company’s Bylaws, to be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the Annual Meeting must provide notice in writing to the Corporation at 3101 S. US-1, Ft. Pierce, Florida 34982, no later than August 26, 2023, the tenth calendar day following the date of this Current Report on Form 8-K, publicly announcing the date of the Annual Meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by August 26, 2023, the tenth calendar day following the date of this Current Report on Form 8-K, publicly announcing the date of the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023	TWIN VEE POWERCATS CO. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer and President